UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 16, 2024

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

32301 Woodward Avenue Royal Oak, MI (Address of principal executive offices)	48073 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ADC	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 4.25% Series A Cumulative Redeemable Preferred Stock, $0.0001 par value	ADCPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

At-The-Market Equity Program

On February 16, 2024, Agree Realty Corporation (the “Company”) and Agree Limited Partnership (the “Operating Partnership”), for which the Company is the sole general partner, entered into an at-the-market (“ATM”) equity distribution agreement with each of Wells Fargo Securities, LLC (“Wells Fargo”), BofA Securities, Inc. (“BofA Securities”), BTIG, LLC (“BTIG”), Capital One Securities, Inc. (“Capital One Securities”), Robert W. Baird & Co Incorporated (“Baird”), Citigroup Global Markets Inc. (“Citigroup”), Citizens JMP Securities, LLC (“Citizens JMP”), Evercore Group L.L.C. (“Evercore”), Jefferies LLC (“Jefferies”), J.P. Morgan Securities LLC (“J.P. Morgan”), Mizuho Securities USA LLC (“Mizuho”), Morgan Stanley & Co. LLC (“Morgan Stanley”), Raymond James & Associates, Inc. (“Raymond James”), Regions Securities LLC (“Regions”), and Stifel, Nicolaus & Company, Incorporated (“Stifel”) (we refer to these entities, when acting in their capacity as sales agents, individually as “sales agent” and collectively as “sales agents”), and the forward purchasers (as defined below), pursuant to which the Company may issue and sell from time to time shares of the Company’s common stock, $0.0001 par value per share, having an aggregate offering price of up to $1,000,000,000 (the “Shares”). In addition to the issuance and sale of common stock by us through a sales agent acting as a sales agent or directly to the sales agent acting as principal for its own account at a price agreed upon at the time of sale, we have entered into forward sale agreements, between us and each of Wells Fargo National Association, Baird, Bank of America N.A., Citibank, N.A. (or an affiliate thereof), Citizens JMP, Jefferies, JPMorgan Chase Bank, National Association, Mizuho Markets Americas LLC, Morgan Stanley, Nomura Global Financial Products, Inc., Raymond James, Regions and Stifel, or their respective affiliates or agents (we refer to these entities, when acting in such capacity, each as a “forward purchaser” and, collectively, as the “forward purchasers”). We refer to the sales agents, or their affiliates, when acting as agents for forward purchasers, individually as a “forward seller” and collectively as the “forward sellers,” except with respect to Nomura Global Financial Products, Inc., in which case the relevant forward seller is Nomura Securities International, Inc. (acting through BTIG as its agent). Upon entering into the ATM equity distribution agreement, the Company simultaneously terminated the equity distribution agreements the Company entered into in connection with a prior ATM offering program established in September 2022.

Sales of the Shares, if any, may be made in negotiated transactions, which may include block trades, or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange.

In addition to the issuance and sale of the Shares through the sales agents, the Company also may enter into forward sale agreements under separate forward sale agreements and related supplemental confirmations between the Company and a forward seller or its affiliate. In connection with each particular forward sale agreement, the relevant forward purchaser will borrow from third parties and, through the relevant forward seller, sell a number of shares of common stock equal to the number of shares of common stock underlying the particular forward sale agreement.

The Company will not initially receive any proceeds from the sale of borrowed shares of common stock by a forward seller. The Company expects to fully physically settle each particular forward sale agreement with the applicable forward purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular forward sale agreement, in which case the Company will expect to receive aggregate net cash proceeds at settlement equal to the number of shares underlying the particular forward sale agreement multiplied by the relevant forward sale price. However, the Company may also elect to cash settle or net share settle a particular forward sale agreement, in which case the Company may not receive any proceeds from the issuance of shares, and the Company will instead receive or pay cash (in the case of cash settlement) or receive or deliver shares of its common stock (in the case of net share settlement).

Each sales agent will receive from the Company a commission that will not exceed, but may be lower than, 2.0% of the gross sales price of all Shares sold through it as sales agent under the ATM equity distribution agreement. In connection with each forward sale, the Company will pay the relevant forward seller, in the form of a reduced initial forward sale price under the related forward sale agreement with a forward purchaser, commissions at a mutually agreed rate that shall not be more than 2.0% of the gross sales price of all borrowed Shares sold by it as a forward seller.

The Shares will be issued pursuant to the Company’s registration statement on Form S-3ASR (File No. 333-271668), filed with the Securities and Exchange Commission (the “Commission”) on May 5, 2023, which became immediately effective upon filing, and a prospectus supplement dated February 16, 2024, filed by the Company with the Commission. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description of the material terms of the ATM equity distribution agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the forward sales agreement is qualified in its entirety by reference to the full text of the form of forward sale agreement, which is included as Exhibit 3(b) to Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit	Description

1.1	ATM Distribution Agreement, dated February 16, 2024, among the Company, the Sales Agents party thereto, and the Forward Purchasers party thereto.
5.1	Opinion of Ballard Spahr LLP regarding the validity of the Shares to be issued and offered.
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

By:	/s/ Peter Coughenour
	Name:	Peter Coughenour
	Title:	Chief Financial Officer and Secretary

Date: February 16, 2024